SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2013
SHARE BASED COMPENSATION [Abstract]
SHARE BASED COMPENSATION
NOTE 14 – SHARE BASED COMPENSATION

We maintain share based payment plans that include a non-employee director stock purchase plan and a long-term incentive plan that permits the issuance of share based compensation, including stock options and non-vested share awards. The long-term incentive plan, which is shareholder approved, permits the grant of additional share based awards for up to 0.5 million shares of common stock as of December 31, 2013. The non-employee director stock purchase plan permits the grant of additional share based payments for up to 0.3 million shares of common stock as of December 31, 2013. Share based awards and payments are measured at fair value at the date of grant and are expensed over the requisite service period. Common shares issued upon exercise of stock options come from currently authorized but unissued shares.

A portion of our president’s annual salary was paid in the form of common stock. The annual amounts paid in common stock (also referred to as “salary stock”) were $0.020 million and $0.015 million during 2013 and 2012, respectively. During the first quarter of 2011, pursuant to a management transition plan, our former chief executive officer’s annual salary was increased by $0.2 million effective January 1, 2011 through December 31, 2012. This increase was paid entirely in the form of salary stock. These shares were issued each pay period and vested immediately.

During 2013, 2012 and 2011 we issued 0.1 million, 0.2 million and 0.1 million restricted stock units to certain of our executive officers. These restricted stock units do not vest for a minimum of three years (two years for the 2011 grant) and until we repay in full our obligations related to the TARP. Since we repaid in full our obligations related to TARP (see note #12) the 2011 grant fully vested during 2013 and the only vesting provision remaining on the 2013 and 2012 grants is the three year vesting period from the date of grant. We use the market value of the common stock on the date of grant to measure compensation cost for non-vested share awards.

During 2013, 2012 and 2011, pursuant to our performance-based compensation plans, we granted 0.1 million stock options in each period to certain officers, none of whom is a named executive officer. The stock options have an exercise price equal to the market value on the date of grant, vest ratably over a three year period and expire 10 years from date of grant. We use the Black Scholes option pricing model to measure compensation cost for stock options. We also estimate expected forfeitures over the vesting period.

Our directors may elect to receive at least a portion of their quarterly cash retainer fees in the form of common stock (either on a current basis or on a deferred basis pursuant to the non-employee director stock purchase plan referenced above). Shares equal in value to that portion of each director’s quarterly cash retainer are issued each quarter and vest immediately. We issued 0.06 million shares, 0.21 million shares and 0.14 million shares to directors during 2013, 2012 and 2011, respectively, and expensed their value during those same periods.

Total compensation expense recognized for stock option grants, non-vested common stock grants, restricted stock unit grants and salary stock was $0.9 million, $0.4 million and $0.9 million in 2013, 2012 and 2011, respectively. The corresponding tax benefit relating to this expense was zero for each period. Total expense recognized for non-employee director share based payments was $0.3 million, $0.4 million and $0.3 million in 2013, 2012 and 2011, respectively. The corresponding tax benefit relating to this expense was zero for each period.

At December 31, 2013, the total expected compensation cost related to non vested stock options, restricted stock and restricted stock units not yet recognized was $1.2 million. The weighted-average period over which this amount will be recognized is 2.0 years.

A summary of outstanding stock option grants and related transactions follows:

	Number of Shares	Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregated Intrinsic Value
				(In thousands)
Outstanding at January 1, 2013	275,933	$4.46
Granted	77,500	6.42
Exercised	(19,277)	2.02
Forfeited	(9,164)	2.85
Expired	(4,692)	46.12
Outstanding at December 31, 2013	320,300	$4.52	8.06	$2,500
Vested and expected to vest at December 31, 2013	305,753	$4.52	8.01	$2,391
Exercisable at December 31, 2013	133,516	$5.13	7.09	$1,021

A summary of outstanding non-vested stock and related transactions follows:

	Number of Shares	Weighted- Average Grant Date Fair Value
Outstanding at January 1, 2013	375,416	$6.21
Granted	82,833	6.42
Vested	(154,269)	11.13
Forfeited	-	-
Outstanding at December 31, 2013	303,980	$3.77

A summary of the weighted-average assumptions used in the Black-Scholes option pricing model for grants of stock options follows:

	2013	2012	2011
Expected dividend yield	0.31%	0.74%	1.04%
Risk-free interest rate	1.12	0.88	1.91
Expected life (in years)	6.00	6.00	6.00
Expected volatility	101.30%	100.01%	94.72%
Per share weighted-average grant date fair value	$4.98	$2.04	$1.37

The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant. The expected life was obtained using a simplified method that, in general, averaged the vesting term and original contractual term of the stock option. This method was used as relevant historical data of actual exercise activity was very limited. The expected volatility was based on historical volatility of our common stock.

Certain information regarding options exercised during the periods ending December 31 follows:

	2013	2012	2011
	(In thousands)
Intrinsic value	$117	$3	$-
Cash proceeds received	$39	$4	$-
Tax benefit realized	$-	$-	$-